Summary Prospectus

February 28, 2013

International Small Companies Portfolio Investor Class HLMSX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.hardingloevnerfunds.com/literature-forms-for-investing.html. You can also get this information at no cost by calling (877) 435-8105 or by sending an e-mail request to hardingloevnerfunds@ntrs.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated February 28, 2013, are incorporated into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The International Small Companies Portfolio (the “Portfolio”) seeks long-term capital appreciation through investments in equity securities of small companies based outside the United States.

Portfolio Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Investor Class of the Portfolio. There is no sales charge imposed on purchases of shares.

Shareholder Fees
(fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 90 days or less from the date of purchase)	2.00%
Annual Portfolio Operating Expenses[1]
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.52%
Total Annual Portfolio Operating Expenses	2.02%
Fee Waiver and/or Expense Reimbursement[2]	-0.47%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.55%
[1]Expense information in this table has been restated to reflect current fees. Therefore, the expenses in this table will not correlate to the expenses shown in the Financial Highlights of the Portfolio.
[2]Harding Loevner LP has contractually agreed to waive a portion of its management fees and/or reimburse the Portfolio for its other operating expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.55% through February 28, 2014.

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Example:  This example is intended to help you compare the cost of investing in the Investor Class of the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Investor Class’s operating expenses remain the same, except that the example assumes the fee waiver and expense reimbursement agreement pertains only through February 28, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$588	$1,045	$2,310

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in small companies based outside the U.S., including companies in emerging and frontier as well as in developed markets. Companies considered to be small are those with a market capitalization below US$3 billion. Harding Loevner LP (“Harding Loevner”), the Portfolio’s investment adviser, undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing and strongly competitive and whose shares are under-priced relative to their intrinsic value. To reduce its volatility, the Portfolio is diversified across dimensions of geography, industry and currency. The Portfolio normally holds 50-200 investments across at least 12 countries.

Factors bearing on whether a company is considered to be “based” outside the United States may include: (1) it is legally domiciled outside the United States; (2) it conducts at least 50% of its business, as measured by the location of its sales, earnings, assets, or production, outside the United States; or (3) it has the principal exchange listing for its securities outside the United States.

The Portfolio will normally invest broadly in companies domiciled in the following countries and regions: (1) Europe; (2) the Pacific Rim; (3) Canada and Mexico; and (4) countries with emerging or frontier markets. At least 65% of total assets will be denominated in at least three currencies other than the U.S. Dollar. For purposes of compliance with this restriction, American Depositary Receipts, Global Depositary Receipts, and European Depositary Receipts (collectively, “Depositary Receipts”) will be considered to be denominated in the currency of the country where the securities underlying the Depositary Receipts are traded.

The Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, preferred stocks, rights and warrants issued by small companies that are based outside the United States, securities convertible into such securities (including Depositary Receipts), and investment companies that invest in the types of securities in which the Portfolio would normally invest. This strategy is not fundamental,

International Small Companies Portfolio

Investor Class  HLMSX

but should the Portfolio decide to change this strategy, it will provide shareholders with at least 60 days’ prior written notice. If the Portfolio continues to hold securities of small companies whose market capitalization, subsequent to purchase, grows to exceed US$3 billion, it may continue to treat them as small for the purposes of the 80% requirement. The Portfolio also may invest in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Portfolio’s total assets will be invested in securities of U.S. companies.

The Portfolio may also invest in derivatives, including forward foreign currency exchange contracts and equity derivative securities such as participation notes; options on common stocks; and options, futures, and options on futures on foreign common stock indices. Because some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment, the Portfolio may use equity derivative securities, and, in particular, participation notes, to gain exposure to those countries.

Principal Risks

The Portfolio is subject to numerous risks, any of which could cause an investor to lose money. The principal risks of the Portfolio are as follows:

¡	Market Risk: Investments in the Portfolio may lose value due to a general downturn in stock markets.

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Currency Risk:  Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar, adversely affecting the value of the Portfolio’s investments. Because the Portfolio’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Portfolio’s holdings rise.

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Foreign Investment Risk:  Securities issued by foreign entities involve risks not associated with U.S. investments. These risks include additional taxation, political, economic, social or diplomatic instability, and the above-mentioned possibility of changes in foreign currency exchange rates. There may also be less publicly-available information about a foreign issuer.

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Emerging and Frontier Market Risk:  Emerging and frontier market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging or frontier market securities than in securities of issuers based in more developed foreign countries.

¡	Small Company Risk: The securities of smaller companies have historically exhibited more volatility with a lower degree of liquidity than large companies.

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Participation Notes Risk:  Participation notes are designed to replicate the return of a particular underlying equity or debt security, currency or market. Participation notes involve the same risks associated with a direct investment in the underlying security, currency, or market. In addition, participation notes involve counterparty risk, because the

Portfolio has no rights against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer of the participation note.

Portfolio Performance

The bar chart below shows how the Portfolio’s investment results have varied from year to year. The table that follows shows how the Portfolio’s Investor Class average annual total returns compare with a broad measure of market performance. Together, these provide an indication of the risks of investing in the Portfolio. How the Investor Class of the Portfolio has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Updated Portfolio performance information is available at www.hardingloevnerfunds.com or by calling (877) 435-8105.

The best calendar quarter return during the period shown above was 42.23% in the 2nd quarter of 2009; the worst was -24.79% in the 4th quarter of 2008.

Average Annual Total Returns
(for the periods ended December 31, 2012)
	1-Year	5-Year	Since Inception 3/26/07
International Small Companies Portfolio - Investor Class
Return Before Taxes	23.88%	3.35%	3.97%
Return After Taxes on Distributions[1]	23.71%	3.33%	3.92%
Return After Taxes on Distributions and Sale of Portfolio Shares[1]	15.76%	2.93%	3.47%
MSCI All Country World ex-U.S. Small Cap (net) Index (reflects no reduction for fees, expenses, or taxes)	18.50%	-0.40%	0.33%
[1]After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

Summary Prospectus

February 28, 2013

Management

Investment Adviser

Harding Loevner serves as investment adviser to the Portfolio.

Portfolio Managers

Josephine Lewis and Jafar Rizvi serve as the portfolio managers of the International Small Companies Portfolio. Ms. Lewis has held her position since December 2007 and Mr. Rizvi has held his position since June 2011.

Purchase and Sale of Portfolio Shares

The minimum initial investment in the Portfolio is $5,000. Additional purchases may be for any amount. You may purchase or redeem (sell) shares of the Portfolio on any business day through certain authorized brokers and other financial intermediaries or directly from the Portfolio by mail, telephone or wire.

Tax Considerations

The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Harding, Loevner Funds, Inc.

c/o Northern Trust

Attn: Funds Center C5S

801 South Canal Street

Chicago, IL 60607

www.HardingLoevnerFunds.com